INVESTOR PRESENTATION AUGUST 2017

Holly Energy Partners (NYSE: HEP) 2 Safe Harbor Disclosure Statement Statements made during the course of this presentation that are not historical facts are “forward looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HollyFrontier Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to our failure to successfully close our transaction with affiliates of Plains All American Pipeline, L.P., or, once closed, integrate the operation of the assets with our existing operations, failure to receive required governmental approvals to close the transaction with Plains, risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in HollyFrontier’s and Holly Energy Partners’ markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to HollyFrontier and Holly Energy Partners, including to finance the transaction with Plains, the effectiveness of HollyFrontier’s and Holly Energy Partners’ capital investments and marketing strategies, HollyFrontier's and Holly Energy Partners’ efficiency in carrying out construction projects, HollyFrontier's ability to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of HollyFrontier and Holly Energy Partners is provided in the most recent reports of HollyFrontier and Holly Energy Partners filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date hereof and, other than as required by law, HollyFrontier and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Holly Energy Partners (NYSE: HEP) 3 Holly Energy Partners A system of petroleum product and crude pipelines, storage tanks, distribution terminals, loading racks and processing units located at or near HFC’s refining assets in high growth markets Revenues are nearly 100% fee-based with limited commodity risk Major refiner customers have entered into long-term contracts Contracts require minimum payment obligations for volume and/or revenue commitments Over 80% of revenues tied to long term contracts and minimum commitments Earliest contract up for renewal in 2019 (approx. 17% of total commitments) 51 consecutive quarterly distribution increases since IPO in 2004 Target 1.0-1.2x distribution coverage 1Distributions are split adjusted reflecting HEP’s January 2013 two-for-one unit split. $0 $20 $40 $60 $80 $100 $120 $140 $160 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 Q 4 2 0 0 4 Q 2 2 0 0 5 Q 4 2 0 0 5 Q 2 2 0 0 6 Q 4 2 0 0 6 Q 2 2 0 0 7 Q 4 2 0 0 7 Q 2 2 0 0 8 Q 4 2 0 0 8 Q 2 2 0 0 9 Q 4 2 0 0 9 Q 2 2 0 1 0 Q 4 2 0 1 0 Q 2 2 0 1 1 Q 4 2 0 1 1 Q 2 2 0 1 2 Q 4 2 0 1 2 Q 2 2 0 1 3 Q 4 2 0 1 3 Q 2 2 0 1 4 Q 4 2 0 1 4 Q 2 2 0 1 5 Q 4 2 0 1 5 Q 2 2 0 1 6 Q 4 2 0 1 6 Q 2 2 0 1 7 W T I Pri ce Di s trib u ti o n Consistent Distribution Growth Despite Crude Price Volatility DPU* WTI

Holly Energy Partners (NYSE: HEP) 4 Footprint of HollyFrontier and Holly Energy Partners About the HollyFrontier Companies 457,000 BPD Refining Capacity Specialty Lubricants Business Approximately 3,400 Pipeline miles 75% UNEV ownership 50% Cheyenne Pipeline ownership 50% Frontier Pipeline ownership 50% Osage Pipeline ownership 25% SLC Pipeline ownership 14 million barrels of crude & product storage 7 Loading Racks and 8 Terminals

HollyFrontier Business Highlights

HOLLY ENERGY PARTNERS

REFINING

- Flexible refining system and fleet wide crude discount to WTI
- Premium niche product markets versus Gulf Coast
- Internal investment to drive growth and enhance returns

SPECIALTY LUBRICANTS

- Petro-Canada Lubricants Inc. acquisition
- HFC is the fourth largest North American lubricants producer with ~28,000 barrels per day of high margin lubricants
- Only North American Group III Base Oil producer

MIDSTREAM

- 36% HEP ownership, including 2% GP interest and 34% of LP Units
- Full Year 2016 HEP cash distributions to HFC of more than $105 million*

CAPITAL STRUCTURE

- Maintain investment grade rating
- Target conservative balance sheet and strong liquidity

CAPITAL ALLOCATION

- Strong track record of returning excess cash to shareholders
- Competitive dividend and total cash yield

* Q4 2015 through Q3 2016 quarterly LP and GP distributions announced and paid in 2016

Holly Energy Partners (NYSE: HEP)

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Holly Energy Partners (NYSE: HEP) 1) Data as of 6/30/17 IDR: incentive distribution rights. HOLLY ENERGY PARTNERS, L.P. (HEP) PUBLIC GENERAL PARTNER (GP) HOLLY LOGISTIC SERVICES, L.L.C HOLLYFRONTIER CORPORATION (HFC) 100% Interest 2% GP Interest + IDRs 41.9mm HEP units, 64% LP Interest 22.4mm HEP units, 34% LP Interest 6 Strategic Relationship with HollyFrontier

Holly Energy Partners (NYSE: HEP) 7 Limited Partner Distributions Since Inception Distribution has been increased every quarter since IPO – 49 consecutive quarters $1.11 $1.29 $1.42 $1.50 $1.58 $1.66 $1.74 $1.84 $1.96 $2.08 $2.20 $2.36 $- $0.50 $1.00 $1.50 $2.00 $2.50 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 LP Distribution ($/Unit)1 1Distributions are split adjusted reflecting HEP’s January 2013 two-for-one unit split. Amounts based on distributions earned during the period.

Holly Energy Partners (NYSE: HEP) 8 HEP Growth Since Inception $80 2005 2016 Revenue, 16% CAGR* $50 2005 2016 EBITDA, 17% CAGR* $41 $219 2005 2016 DCF, 16% CAGR* *See page 16 for definitions

Holly Energy Partners (NYSE: HEP) 9 HEP Positioned For Growth: Target 8% Distribution Growth Rate Organic • Permian Basin • Internal cost saving initiatives • Contractual PPI/FERC increases Dropdowns • HEP positioned to benefit through HFC partnership: • Growth capital projects • Potential HFC M&A • Target new HFC growth capital projects: • High tax basis • Durable cash flow streams Acquisitions • Leverage HFC refining and commercial commitments to bring 3rd party logistics spend over to HEP • Evaluate external growth opportunities • Asset level • Corporate level • Primary focus on assets in existing geographic footprint

Holly Energy Partners (NYSE: HEP) 10 Asset Description Announced pending acquisition of remaining 50% interest in Frontier pipeline, and remaining 75% interest in SLC pipeline in August 2017 Frontier: 289-mile, 72,000 BPD capacity crude pipeline from Casper, WY to Frontier Station, UT SLC: 95-mile, 90,000 BPD capacity crude pipeline from Frontier Station, UT into Salt Lake City Canadian and Rocky Mountain Crudes to SLC refineries Evaluating expansion opportunities to increase capacity Deal Highlights Interests to be acquired from Plains All American (PAA) Upon closing of the acquisition, HEP will operate both pipelines Acquired interests expected to generate $23 mm in annual EBITDA Acquisition of Interests in Frontier and SLC Pipelines

Holly Energy Partners (NYSE: HEP) 11 Organic Growth * Includes volumes from 2014 Southeastern New Mexico Malaga Expansion 2015: Navajo refinery record of 101% utilization Crude system expansion benefits both HEP and HFC HEP owns and operates over 800 miles of crude gathering pipelines in the Permian Basin - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 2011 2012 2013 2014 2015 2016 B ar re ls Pe r D ay ( B P D ) Crude Gathering Volume Trend (BPD)*

Dropdowns From HFC

HOLLY ENERGY PARTNERS

Dropdown Approach

- **HEP positioned to benefit through HFC partnership:**
  - Growth capital projects
  - Potential HFC M&A
- **Target new HFC growth capital projects:**
  - High tax basis
  - Durable cash flow streams

Woods Cross Dropdown

Newly constructed crude, catalytic cracking, and polymerization units at HFC's Woods Cross refinery for a total cash consideration of $278.0 MM, effective October 1, 2016

- HEP and HFC entered into 15-year tolling agreements featuring minimum volume commitments for each respective unit
- 2017 EBITDA from these tolling agreements expected to be at least $32.7 MM*
- HFC owns all commodity inputs and outputs; HEP takes no commodity risk

El Dorado Dropdown

Newly constructed naphtha fractionation and hydrogen generation units at HFC's El Dorado refinery for total cash consideration of approximately $62.0 MM, effective November 1, 2015

- HEP and HFC entered into 15-year tolling agreements featuring minimum volume commitments for each respective unit
- 2017 EBITDA from these tolling agreements expected to be at least $8.2 MM*
- HFC owns all commodity inputs and outputs; HEP takes no commodity risk

* For historical reconciliation of EBITDA, please see the Holly Energy Partners 2016 10-K

Holly Energy Partners (NYSE: HEP)

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Holly Energy Partners (NYSE: HEP) HEP Capital Budget 13 2017 Estimated Capex $30-40mm Reimbursable $5-6mm Maintenance $8-10mm Expansion $20-30mm Highlighted Expansion Projects Artesia-El Paso Product Pipeline Tulsa Rail Storage Spokane Tanks

Holly Energy Partners (NYSE: HEP) HEP Financial Strength 14 Reimbursable $15-20mm Maintenance $10-15mm Expansion $40-50mm Capital Markets Activity in 2017 Redeemed $300 million of 6.5% Senior Notes due 2020 Raised $52.4 million in net proceeds through At-The-Market (“ATM”) equity issuance program Upsized Revolver from $1.2 billion to $1.4 billion in July 2017 HEP Capital Structure ($ millions) 6/30/2017 Revolver Capacity $ 1,200 Revolver Borrowings $ (843) Revolver Availability $ 357 Cash & Marketable Securities $ 16 Total Liquidity $ 373 6.00% Senior Notes due 2024 $ 400 Revolver Borrowings $ 843 Total HEP Debt $ 1,243 TTM EBITDA $ 287 Debt/TTM EBITDA 4.33x

Holly Energy Partners (NYSE: HEP) 15 Appendix-HEP Assets Holly Energy Partners owns and operates substantially all of the refined product pipeline and terminaling assets that support HollyFrontier’s refining and marketing operations in the Mid-Continent, Southwest and Rocky Mountain regions of the United States. Approximately 3,400 miles of crude oil and petroleum product pipelines 14 million barrels of refined product and crude oil storage 8 terminals and 7 loading rack facilities in 10 western and mid-continent states Refinery processing units in Woods Cross, Utah and El Dorado, Kansas 75% joint venture interest in UNEV Pipeline, LLC – the owner of a 400-mile refined products pipeline system connecting Salt Lake area refiners to the Las Vegas product market 50% joint venture interest in Cheyenne Pipeline LLC – the owner of an 87-mile crude oil pipeline from Fort Laramie, Wyoming to Cheyenne, Wyoming. 50% joint venture interest in Frontier Aspen LLC– the owner of a 289-mile crude oil pipeline running from Casper, Wyoming to Frontier Station, Utah 50% joint venture interest in Osage Pipe Line Company, LLC – the owner of a 135- mile crude oil pipeline from Cushing, Oklahoma to El Dorado, Kansas 25% joint venture interest in SLC Pipeline LLC – the owner of a 95-mile crude oil pipeline system serving refineries in the Salt Lake City area

Holly Energy Partners (NYSE: HEP) 16 Definitions BPD: Barrels per day KBPD: Thousand barrels per day CAGR: The compound annual growth rate is calculated by dividing the ending value by the beginning value, raise the result to the power of one divided by the period length, and subtract one from the subsequent result. CAGR is the mean annual growth rate of an investment over a specified period of time longer than one year. DISTRIBUTABLE CASH FLOW: Distributable cash flow (DCF) is not a calculation based upon GAAP. However, the amounts included in the calculation are derived from amounts separately presented in our consolidated financial statements, with the exception of excess cash flows over earnings of SLC Pipeline, maintenance capital expenditures and distributable cash flow from discontinued operations. Distributable cash flow should not be considered in isolation or as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. Distributable cash flow is not necessarily comparable to similarly titled measures of other companies. Distributable cash flow is presented here because it is a widely accepted financial indicator used by investors to compare partnership performance. We believe that this measure provides investors an enhanced perspective of the operating performance of our assets and the cash our business is generating. Our historical distributable cash flow for the past five years is reconciled to net income in footnote 4 to the table in "Item 6. Selected Financial Data" of HEP's 2016 10-K. DPU: Cash distribution per unit. EBITDA: Earnings before interest, taxes, depreciation and amortization which is calculated as net income plus (i) interest expense net of interest income and (ii) depreciation and amortization. EBITDA is not a calculation based upon U.S. generally accepted accounting principles (“U.S. GAAP”). However, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for compliance with financial covenants. Our historical EBITDA for the past five years is reconciled to net income in footnote 3 to the table in “Item 6. Selected Financial Data” of HEP’s 2016 10-K. Forecasted EBITDA for SLC and Frontier: Forecasted EBITDA is based on Holly Energy's projections for the acquired interests in SLC and Frontier. Forecasted EBITDA is included to help facilitate comparisons of operating performance of Holly Energy with other companies in its industry, as well as help facilitate an assessment of the projected ability of the acquired interests in SLC and Frontier to generate sufficient cash flow to make distributions to Holly Energy's partners. Forecasted EBITDA is not presented as an alternative to the nearest GAAP financial measure, net income, and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. Holly Energy is unable to present a reconciliation of forecasted EBITDA to net income because certain elements of net income for future periods, including interest, depreciation and taxes, are not available without unreasonable efforts. Together, these items generally would result in EBITDA being significantly greater than net income.